SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                    333-32591                     58-1897792
 -------------                    ---------                     ----------
(State or other                  (Commission                   (IRS Employer
 jurisdiction                     File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                    ------
  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant is amending its Form 8-K dated February 15, 2001 to include the January 2001 FNANB Credit Card Master Trust, Series 1997-2 and 1998-1 Certificateholders' Statements, which were inadvertently omitted. The December 2000 FNANB Credit Card Master Trust, Series 1997-2 and 1998-1 Certificateholders' Statements were unintentionally filed. The Certificateholders' Statements with respect to the FNANB Credit Card Master Trust, Series 1997-2 and 1998-1 are attached hereto as exhibits under Item 7(c).


                                                       - 1 -



Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 1997-2 Certificateholders Statement for the month of January 2001.

      99.2 Series 1998-1 Certificateholders Statement for the month of January 2001.





                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FNANB CREDIT CARD
                                MASTER TRUST


                                By:       FIRST NORTH AMERICAN
                                          NATIONAL BANK, as
                                          Transferor and Servicer


                                By:
                                          ------------------------------------
                                          Michael T. Chalifoux
                                          Chairman of the Board





Date:   October 3, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS



     Exhibit
     Number          Exhibit


      99.1 Series 1997-2 Certificateholders Statement for the month of January 2001.


      99.2 Series 1998-1 Certificateholders Statement for the month of January 2001.